Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated November 1, 2022, to the prospectus dated May 1, 2022, for:

•	COIL Institutional SeriesSM (Series 162) - Equitable Financial Life Insurance Company Only
•	VUL Legacy®
•	VUL Optimizer®
•	Equitable AdvantageSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus. As applicable to your policy, please note the following changes described below.

Effective November 14, 2022, the Market Stabilizer Option II (“MSO II”) is the indexed-linked option available under the policy instead of the Market Stabilizer Option (“MSO”) subject to necessary regulatory and other approvals. Accordingly, the following changes are made to the prospectus:

1)	All references to Market Stabilizer Option are replaced with Market Stabilizer Option II and all references to MSO are deleted and replaced with MSO II.

2)

The first sentence in the second paragraph in “Charges for Early Withdrawals” in “Fees and Expenses” under the “Important Information You Should Consider About the policy” section of the prospectus is deleted and replaced with the following:

There is an MSO II Early Distribution Adjustment on amounts withdrawn before segment maturity which could result in a 90% loss of Segment Account Value due to negative performance or increased volatility of the Index, depending on the Index Option selected.

3)

The “Current Charge” (for VUL Optimizer®) or “Amount Deducted” (for COIL Institutional SeriesSM (Series 162), VUL Legacy® and Equitable AdvantageSM) for the “MSO Early Distribution Adjustment” under the “Fee Table” section of the prospectus is deleted and replaced with:

90% of Segment Account Value(*)

(*) The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. This could happen, for example, if there was a 100% decline in the S&P 500 Price Return Index. Please refer to the MSO II Prospectus for more information about the index and Early Distribution Adjustment.

4)	The Variable Index Benefit Charge does not apply to MSO II.

5)

The “Guaranteed Maximum Charge” (for VUL Optimizer®) or “Amount Deducted” (for COIL Institutional SeriesSM (Series 162), VUL Legacy® and Equitable AdvantageSM) for the “MSO loan spread for amounts of policy loans allocated to MSO Segment” under the “Fee Table” section of the prospectus is changed to 1%.

6)	The fifth bullet in “Risks of investing in a policy” under the “Principal risks of investing in the policy” section of the prospectus is deleted and replaced with the following:

There are unique risks associated with the MSO II including loss of up to 90% of principal and previously credited interest due to negative performance or increased volatility of the Index even if the Index has experienced positive performance since the Segment Start Date. This could happen, for example, if there was a 100% decline in the S&P 500 Price Return Index.

7)

The 4th sentence in the “Loan interest spread” paragraph in “Deducting policy charges” under the “More information about policy charges” section of the prospectus is deleted and replaced with the following:

The loan interest spread will not exceed 1%.

8)	The first and second paragraphs in “MSO Charges” in “Deducting policy charges” under the “More information about policy charges” section of the prospectus are deleted and replaced with the following:

EVM-69-22 (9/22)	Catalog No. 800000 (9/22)
COIL IS (Series162), VUL Legacy, VUL Optimizer and Equitable Advantage New Biz	#413131

There is a current percentage charge of 0.40% of any policy account value allocated to each Segment. We reserve the right to increase or decrease the charge although it will never exceed 1.65%. The 0.40% annual charge (of the current Segment Account Value) will be deducted from the policy account on a monthly basis during the Segment Term (“Variable Index Segment Account Charge”).

An Early Distribution Adjustment will be applied on surrender or other distribution (including loan) from an MSO II Segment prior to its Segment Maturity Date. The maximum Early Distribution Adjustment that would be produced by a hypothetical 100% decline in the Index at the time of distribution is 90% of Segment Account Value.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104

Copyright 2022 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America

All rights reserved

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

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